UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2002

AMERISTAR CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-22494 (Commission File Number)	88-0304799 (IRS Employer Identification Number)

3773 Howard Hughes Parkway, Suite 490 South Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

(702) 567-7000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Index of Exhibits
Exhibit 4.1
Exhibit 99.1

ITEM 5. OTHER EVENTS

     On June 17, 2002, Ameristar Casinos, Inc., a Nevada corporation (the “Company”), issued a press release (the “Press Release”) announcing that it has executed an amendment to its senior credit facilities. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

4.1	Second Amendment to Credit Agreement, dated as of May 31, 2002, among the Company, the various lenders party to the Credit Agreement, and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Administrative Agent (without exhibits and schedules)

99.1	June 17, 2002 Press Release of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISTAR CASINOS, INC.

June 19, 2002	By:	/s/ Gordon R. Kanofsky
(Date)
Gordon R. Kanofsky Executive Vice President

Index of Exhibits

Exhibit	Description of Exhibit	Method of Filing

4.1	Second Amendment to Credit Agreement, dated as of May 31, 2002, among the Company, the various lenders party to the Credit Agreement, and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Administrative Agent (without exhibits and schedules)	Filed electronically herewith

99.1	June 17, 2002 Press Release of the Company	Filed electronically herewith